Innophos Holdings, Inc.

Investor Day



November 9, 2011

Innophos

Safe Harbor

- During the course of this presentation, management may make forward-looking statements regarding financial performance and future events.
- We will attempt to identify these statements by use of words such as expect, believe, anticipate, intend, and other words that denote future events. You should understand that, even though our forward looking statements are based on assumptions we believe are reasonable when made, they are still subject to uncertainties that could cause actual results to differ materially from those in the forward-looking statements.
- We caution you to consider the important risk and other factors as set forth in the forward-looking statements section and in Item 1A risk factors in our Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission that could cause actual results to differ from those in the forward-looking statements as contained in this presentation.
- Forward looking statements made herein are summaries of previous public disclosures, do not represent revised guidance, and we do not undertake to revise or update them from the date or dates of previous disclosure.
- This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of Innophos Holdings, Inc., nor shall there be any offer, solicitation or sale of securities in any state in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state.

Introduction To The Innophos Leadership Team

Presenting Today



Randolph Gress
- Chairman of the Board, Chief Executive Officer, President and Director



Joseph Golowski
- Vice President Specialty Phosphates



Mark Thurston
- Vice President Strategy & World Wide Business Development



Abraham Shabot
- Vice President and Director General for Innophos Latin America



Louis Calvarin
- Vice President Operations



Neil Salmon
- Vice President and Chief Financial Officer

Participating in Q&A



Charles Brodheim
- Corporate Controller



Mark Feuerbach
- Vice President, Treasury, Financial Planning & Analysis



William Farran
- Vice President & General Counsel



Gail Holler
- Vice President Human Resources



Russell Kemp
- Vice President Research & Development/Chief Risk Officer (CRO)



Michael Lovrich
- Vice President Supply Chain

Our Track Record Is Impressive, But Our Focus Is On The Future; Today You Will Hear How:

1. Growth through product innovation and geographic expansion
2. Maintain and improve our margins
3. Strengthen our attractive strategic position
4. Continue to generate strong cash flow

All Of Which We Believe Creates A Compelling Case For Investing In Innophos

Innophos

Agenda

1. Our Track Record And Our Goals
2. US & Canada Specialty Phosphates
   - With focus on Specialty Ingredients
3. Specialty Ingredients Growth Strategy
4. Mexico Specialty Phosphates
   - With focus on PPA and Detergent Grade Products
5. GTSP & Other
6. Supply Chain
7. Financial Plan
8. Closing Remarks And Q&A



Randolph Gress
Chairman of the Board, Chief Executive Officer, President and Director

Innophos

Overview Of Innophos

- Leading producer of specialty grade phosphate products for the Food, Pharmaceutical and Industrial markets
- (NASDAQ: IPHS) IPO in 2006
- 100% free float, no major shareholder
- Company origins date back over 100 years; formerly a division of Rhodia, taken private by Bain Capital in 2004
- Annual revenues $794 million (2011 LTM)
- Total assets: $627 million (FY 2010)
- Headquartered in Cranbury, NJ with operations in U.S., Mexico, Canada and China
- Approximately 1,000 employees worldwide

Innovate with Phosphate

Innophos

Reporting Segments


Reporting Segments
US & Canada Specialty Phosphates
Mexico Specialty Phosphates
GTSP & Other

Product Groups

Specialty Phosphate Product Groups

2011 LTM


13%
STPP & Detergent Grade Acid
18%
Food & Tech Grade Purified Phosphoric Acid
69%
Specialty Ingredients

Innophos

Our Goal Through 2015 Is Operating Income Growth Delivered By Volume Growth Above Market And Margin Improvement

Operating Income Growth

7-10% average per annum

Volume Growth
At 2x The Market
4-6% p.a.



2015
2011

Margin ($/ton)
Improvement
3-4% p.a.

= Strong Cash Flow Generation

Our Historical Track Record And The Transformation Of Our Business Strongly Support Achievement Of Our Goals

Excellent Historical Track Record

- Mix shift to primary focus on food, beverage & pharmaceutical
- Step change, sustainable improvement in margins
- Delivered on all strategic goals

Sustainable Strategic Advantage

- Excellent product market position in North America
- Strong platform in Mexico
- Industry leading supply chain
- Demonstrated ability to maintain margins in inflationary raw material environment

Attractive Industry

- Customers value differentiated products
- Attractive growth opportunities
- High barriers to entry
- Attractive end markets

Innophos

Capital Allocation

- Growth and efficiency capital investment expected at 2x sustaining level; ROIC to improve to ≥ 20%
- Bolt-on acquisitions targeted to double organic growth rate
- Anticipate dividend rate to increase with OI Growth, discretionary share buyback likely to continue, at a minimum offsetting annual dilution from LTIP grants

Our Track Record Provides Strong Support To Our Ability To Achieve Our Goals

Revenue Growth	5 year CAGR that benchmarks in the top quartile of food ingredients industry
Business Mix	Fundamental shift in mix achieved to focus on primarily consumer-oriented end markets
Geographic Expansion	Success in developing market position in higher growth geographies
Innovation Success	Sharply improved focus on innovation with award winning products and strong customer recognition
Managing Margins	Step change improvement in margins, sustained through higher raw materials and with reduced impact of volatility

Strong Revenue Growth And Step Change Improvement In EPS


$ Millions
$ / Share
1,000
900
800
700
600
500
400
300
200
100
0
12
10
8
6
4
2
0
(2)
CAGR 8.4%
2006
2007
2008
2009
2010
2011
LTM
Revenue
EPS

Growth Driven By Excellent Results In Food, Beverage & Pharma Markets More Than Offsetting Decline In Detergent Products

Historical Revenue By End Market


$ Millions
$750
$500
$250
$0
CAGR
8%
542
72
148
143
179
794
156
87
167
384
18%
-11%
3%
17%
2006
2011 LTM
Fertilizer & Horticulture
Detergents
Industrial
Food, Beverage, Pharma, Oral Care

- Our focus on high-value end markets – that are less vulnerable to economic cycles – continues to be highly successful
- Sales to food, beverage pharma and oral care markets is up 115% since 2006 to 48% of sales in 2011 LTM

Innophos

Specialty Phosphates Mix Improved With More Exposure To Consumer End Markets And New Geographic Markets

2006


27%
STPP &
DG PPA
17%
FG PPA
56%
Specialty
Ingredients
Other
36%
Consumer
Oriented*
Export
10%
Domestic

By Product Group | By End Market | By Geography

2011 LTM



13%
STPP &
DG PPA
18%
FG PPA
69%
Specialty
Ingredients



Other
56%
Consumer
Oriented*



19%
Export
Domestic

*Food, Beverage, Pharmaceutical, Oral Care

Specialty Phosphate Margins / MT Are 2.5-3 Times 2006 Levels And Sustained Through 2010-11 Despite Raw Materials More Than Doubling Since Early 2010



800
700
600
500
400
300
200
100
0
2006
2007
2008
2009
2010
2011 LTM
Prior to 2007:
Stable margins, but below target
2008 thru 2009:
After an exceptional 2008, margins by end 2009 settled at more than 2x the prior level
2010 on:
Despite significant raw material inflation, improved margins maintained through effective pricing
2008-09 margin volatility now reduced:
Raw material contracts fundamentally reworked to eliminate cause of prior volatility

Innophos


2006
Deleveraged balance sheet
Diversified raw material supply and eliminated margin volatility
47% increase in dividend plus $50M share buyback program
Step change and sustained improvement in profitability
>300% Total Shareholder Return Since IPO
Award winning innovation; Sales to emerging markets almost tripled
2011
Primarily focused on specialty ingredients for food and beverage

Our Track Record Is Impressive, But Our Focus Is On The Future; Today You Will Hear How:

1. We will deliver growth through product innovation and geographic expansion, organically and through acquisition
2. We will maintain and improve our margins through the value of our products and the strength of our business mix
3. We will strengthen our already attractive strategic position particularly by continuing to enhance our industry leading supply chain
4. We will continue to generate strong cash flow that will support growth investment as well as cash returns to shareholders

All Of Which We Believe Creates A Compelling Case For Investing In Innophos

Innophos

Agenda

1	• Our Track Record And Our Goals
2	• **US & Canada Specialty Phosphates** • **With focus on Specialty Ingredients**
3	• Specialty Ingredients Growth Strategy
4	• Mexico Specialty Phosphates • With focus on PPA and Detergent Grade Products
5	• GTSP & Other
6	• Supply Chain
7	• Financial Plan
8	• Closing Remarks And Q&A



Joseph Golowski
Vice President Specialty Phosphates

Innophos

US & Canada Specialty Phosphates
A Strong Portfolio Segment



GTSP & Other
13%
Mexico Specialty Phosphates
22%
65%
US & Canada Specialty Phosphates

65% Of The Innophos Portfolio

REVENUE



9%
CAGR
$ Millions
347
356
525
501
495
516
2006
2007
2008
2009
2010
2011

OPERATING INCOME



45%
CAGR
18
14
115
126
101
104
2006
2007
2008
2009
2010
2011

US & Canada Specialty Phosphates
Reflects Leadership in Specialty Ingredients


STPP
4%
16%
PPA
80%
Specialty
Ingredients

Specialty Ingredients (80%)

- Key product group in the US and Canada portfolio
- Driver for growth

Food & Tech Grade PPA (16%)

- Core Innophos product group supporting many Specialty Ingredients customers

Tech Grade STPP (4%)

- Rationalized product group focused on Industrial & Institutional Cleaning

Innophos

Global Specialty Ingredients
The Framework For Future Success



GTSP & Other
13%
STPP
11%
PPA
16%
60%
Global Specialty Ingredients
Mexico
14%
86%
US & Canada

REVENUE


12%
CAGR
$ Millions
277
293
450
443
451
476
2006
2007
2008
2009
2010
2011
LTM

OPERATING INCOME

Global Specialty Ingredients

41% CAGR

2006 – 2011 LTM

Innophos

Specialty Ingredients: The Foundation For Attractive Margins, Sustainable Earnings And Continued Above Market Growth

Specialty Ingredients Applications

Bakery Leavening



Deli Meat



Seafood



Toothpaste Abrasives



Pharmaceutical Tablet Excipients



Mineral Fortification



Water Treatment



Asphalt Modifiers



Fire Suppressants




34%
Industrial Applications
66%
Consumer Markets

Innophos

Specialty Ingredients: Attractive Margins, Sustainability Of Earnings And Ability To Grow Are Built On The Following Drivers

1. Market Leadership
2. Customer Relationships
3. Product Range

→ Drives Margins & Sustainability

4 Innovation

5 Geographic Expansion

Drives Growth

Innophos

Product Market Leadership: Global Specialty Phosphate Industry Is A $4B Market Supported By Innophos' Leadership Throughout The Americas



North America	
Total Market	$1.2B
IPHS Market Share	35-40%
Growth Rate	1-2%

EMEA	
Total Market	$1.4B
IPHS Market Share	<5%
Growth Rate	1-2%

Latin & South America	
Total Market	$320M
IPHS Market Share	30-35%
Growth Rate	6-8%

Asia Pacific	
Total Market	$1.1B
IPHS Market Share	<5%
Growth Rate	6-8%

Source: CRU/Management; 2010 Estimates
Data excludes Detergency STPP ($2 billion)

Innophos



Baking



Meat & Seafood



Pharmaceutical & Nutraceutical



Oral Care



Beverage



Water Treatment



Asphalt

Market leader in all key segments in North America

Leading product market position globally

Innophos

Customer Relationships: The Key To Sustainable Results

Long Term	Relationships spanning decades with limited turnover of existing customers
Value Delivery	Through sales excellence, product performance, technical support and quality and reliability of our supply chain
Key Accounts	Unites both commercial and technical teams uncovering customer unmet needs
Commercial Development	Allows us to work closely with customers to develop products that are unique in the market and aligned with consumer trends

Customer Relationships: Innophos Is Proud To Call More Than 80 Of The Top 100 Food Companies World Wide Customers



Innophos

Product Range: Critical Functionality, Nutritional Value And Consumer Benefits All Support Attractive Margins

Nutritional Value

Calcium, Magnesium, Potassium, Phosphorus, Fortification, Supplements, Electrolytes

Product Functionality

Rate of leavening
Moisture retention
Melt control
Excipient
Shelf life

Innophos

Consumer Benefit

Health benefits, Enhanced taste and texture, Ease of preparation, Water purification, Fire and road safety



Product Range: Food Industry Segments Provide Insight Into Product Functionality And Customer Value Creation



Baked Goods: Leavening

- Functionality: Determines rate at which a baking product will rise when heated
- Customer Benefit & Value: Critical component for quality and texture; 5% of the total product cost, <1% of product selling price



Beverages/Vitamins: Fortification

- Functionality: Delivers required minerals
- Customer Benefit & Value: Addresses health issues such as Osteoporosis and Hypertension; <$.01/bottle of single serve bottle to achieve the recommended daily allowance of Calcium



Meat, Seafood, Poultry: Yield and Quality

- Functionality: Maintains moisture, tenderness and preserves color
- Customer Benefit & Value: Yield optimization and enhanced eating experience; 0.5% of total product cost and <0.1% of total product price

Product Range: Industrial Segments Provide Insight Into Product Functionality And Customer Value Creation



Asphalt: Modification (INNOVALT®)

- Functionality: Increases road durability under high and low temperature conditions
- Customer Benefit & Value: Safer longer lasting roads; 65% cost reduction of modification package



Water Treatment: Purification

- Functionality: Anti-corrosion properties within the public water infrastructure; sequestering heavy metals for further purification
- Customer Benefit & Value: Critical component for water purification; <1% of the total cost of purified water delivery



Fire Suppressants: Safety

- Functionality: Critical functional ingredient for oxygen deprivation in canister and restaurant fire suppression systems
- Customer Benefit & Value: Non-toxic efficacious ingredient meeting all UL requirements; <5% of the total suppression cost

Growth: Results From Innovation And Geographic Expansion Double The Impact Of Market Growth


Geographic Expansion 1-2%
Innovation 1-2%
Market Growth 2-3%



Innovation: Growth Driven From Customer Needs

CUSTOMER NEED:
Cracker Crumbling In Package

→ Innophos designed a specific leavening system eliminating crumbling

CUSTOMER NEED:
Single Dose Pre-Measured Dough Conditioner

→ Innophos applied its tableting "knowhow" and pharmaceutical excipient product to create a new, easy to use, single dose dough conditioner for baking products

Innovation: Driven By Industry Trends, The $36B North American Fortified Food And Beverage Market Has A CAGR Of >6%

Average Consumption Of Key Minerals Compared To Recommended Daily Intakes


Iron
-28%
Zinc
-33%
Potassium
-52%
Magnesium
-35%
Calcium
-20%
Sodium
+35%
-60%
-40%
-20%
0%
20%
40%

- Top Food Companies announce sodium reduction targets to meet WHO guidelines
- 1,000 new Low Sodium product launches per year worldwide
- Key areas for new product development:
  - "Fortified Foods"
  - "Nutraceuticals"

Low Sodium ✓ | Heart Healthy ✓ | Fortification ✓ | Digestive Health ✓

Innophos

Source: NHANES Study, 2008

Innovation: Driven By Industry Trends Provides Growth And Future Sustainability

KEY INDUSTRY TRENDS:

Low Sodium ✓ | Heart Healthy ✓ | Fortification ✓ | Digestive Health ✓

New Product	Industry	Product Description
Cal-Rise®	Baked Goods	Calcium leavening allowing for up to a 30% reduction in sodium
SuperBind™ & So-Lo® 93	Meat & Seafood	Low sodium meat phosphate exceeding guidelines for reduced sodium while extending yield; Winner of Industry Innovation Award
VersaCAL® Clear	Beverage	Fortification for clear beverages; Winner of 2010 Health Ingredients Europe Excellence Award
Calciums R&D	Nutrition	Clinical studies investigating calcium phosphate for bone and gut health

Innophos

Growth: Increased Local Presence In Asia & Latin America Will Build Upon And Accelerate The Strong Platform Already Created By A Successful Export Strategy

Current Export Model

- Export
- North America


2006*
12%
2011 LTM*
18%

* Specialty Ingredients Only

Future Local Presence

2012

- Deliver the Innophos value offering our products globally
- Global customer relationships and local regional customers drive success
- Increased speed and reliability of supply chain is key for customers
- Local presence enables technical service and product development for local needs

Innophos

Growth: Innophos Establishes A Local Presence In China To Capture Explosive Growth Rates And Emerging Markets

- Specialized blending facility
- Value Added Food Ingredients
- Increased commercial and technical presence accelerates growth of export products
- Operational Q2 2012

China At A Glance

- Fast growing food market at 8-18%
- Driven by the demand for prepared foods
- Increased spending on eating out
- Desire for "Western" foods

Innophos (Taicang) Food Ingredients Manufacturing Co., Ltd



Innophos

ource: Datamonitor

Growth: Latin America Recognized As A Potential Opportunity For Additional Local Presence Growth

- Rapidly growing economies and infrastructure combined with regional stability provide an additional growth platform

Brazil At A Glance

- Market growth of 6-8%
- Expanding middle class affluence
- Globalization of eating habits



Innophos

Innophos Delivers Leadership: Level Of Margin, Sustainability Of Earnings And Investment For Growth

1. Specialty Ingredients provides the framework for success

2. Product Market Leadership, Customer Relationships and Product Functionality drive attractive margins and sustainable earnings

3. Innovation and Geographic Expansion drive growth

The Right Ingredients For Success

Innophos

Agenda

1	• Our Track Record And Our Goals
2	• US & Canada Specialty Phosphates • With focus on Specialty Ingredients
3	• **Specialty Ingredients Growth Strategy**
4	• Mexico Specialty Phosphates • With focus on PPA and Detergent Grade Products
5	• GTSP & Other
6	• Supply Chain
7	• Financial Plan
8	• Closing Remarks And Q&A



Mark Thurston
Vice President Strategy & World Wide Business Development

Innophos

Innophos' Acquisition Strategy Aims To Support Growth Through:

1

Core Acquisitions

Accelerate Growth In Specialty Phosphates

2

Adjacent Acquisitions

Extend Product Range In Higher Growth Niche Markets

Innophos

Value In A Core Acquisition Will Be Delivered Through:

1

Core Acquisition

- Step forward in geographic presence or in targeted higher growth end markets
- Manufacturing, raw material and supply chain synergies with Innophos network
- Value in excess of organic growth alternative

  Any legacy issues or "non-core / non specialty" element do not negate value

Value In An Adjacent Acquisition Will Be Delivered Through:

2

Adjacent Acquisition

- Increased presence in targeted, higher growth, differentiated end markets
- Complementary product line enhancing existing customer innovation partnerships
- Technology with application across combined businesses
- Sales channel synergy through customer relationships and geographic presence
- Manufacturing, supply chain synergies

Innophos

Food And Supplement Mineral Fortification Is A Targeted High Growth Market For Our Adjacency Strategy

Innophos is the leading supplier of Calcium Phosphates to the Nutrition Industry with a customer base including major suppliers of Food and Dietary Supplements



Innophos' existing range provides Calcium, Magnesium, Potassium and Phosphorus

The global mineral compound market was $570M in 2009 and is growing at 6% p.a.

Source: GIRACT Study, 2010

Micronutrients Is An Attractive High Growth Segment



- Supply base in micronutrients is highly fragmented with small companies
- Innophos has a competitive advantage of being a renowned supplier to the large Food and Nutrition players
- Innophos can use its enhanced manufacturing base to produce specialty blends focused on specific benefits

Bone Health, Sports Nutrition

Growing demand for fortification with Zinc, Iron, Selenium, Chromium

Innophos

Adjacency Strategy: Kelatron
The First Step In Achieving Growth In Micronutrients

KELATRON

- Based in Odgen, Utah
- Leading manufacturer of bioactive mineral nutrients sold into the nutritional and dietary supplements market
- Leading supplier of potassium, chromium, zinc and amino acid salts used in fortified foods and nutrition supplements



Kelatron is expected to add $13M in annual revenue at similar margins to existing Specialty Ingredients at Innophos

Adjacency Strategy: Kelatron
The First Step In Achieving Growth In Micronutrients



Innophos' strong worldwide customer relationships within the food, beverage and pharmaceutical industries, combined with Kelatron's expertise in the high value, growing, mineral fortification market is expected to bring significant benefits to both companies

Specialty Phosphates Within Overall Food Ingredients Market



3%
Phosphates
35%
Other Top 10
Ingredients
62%
Minor
Ingredients

US Food Ingredients Market is $27B

Growth Characteristics Of Food Ingredients

- Total market growing at 2-3%
  - Similar to specialty phosphates market growth
- Select ingredients aligned with consumer trends show growth of 4-10% p.a.

High Growth Segments For Innophos' Adjacency Strategy

- Fortified Foods
- Low Sodium
- Nutraceutical Beverages
- "Heart Healthy" Formulations

Innophos

Agenda

1. • Our Track Record And Our Goals
2. • US & Canada Specialty Phosphates
   • With focus on Specialty Ingredients
3. • Specialty Ingredients Growth Strategy
4. • **Mexico Specialty Phosphates**
   • **With focus on PPA and Detergent Grade Products**
5. • GTSP & Other
6. • Supply Chain
7. • Financial Plan
8. • Closing Remarks And Q&A



Abraham Shabot
Vice President and Director General for Innophos Latin America

Innophos

Mexico Specialty Phosphates


22%
65%
US & Canada Specialty Phosphates
13%
GTSP & Other


Mission Hills
Coatzacoalcos

REVENUE


3%
CAGR
$ Millions
147
153
292
132
145
172
2006
2007
2008
2009
2010
2011
LTM

OPERATING INCOME


-8%
CAGR
22
15
112
18
10
15
2006
2007
2008
2009
2010
2011
LTM


2006
58%
STPP &
DG PPA
21%
Specialty
Ingredients
21%
FG PPA
Diversified market
position reducing
detergent orientation
Upgraded phosphoric
acid capacity to be
majority food grade
Dramatic improvement
in exports, now
more than half of sales
Successfully
transitioned to
multiple rock
sources
Further investing to
enhance specialty
ingredients growth
36%
STPP &
DG PPA
38%
Specialty
Ingredients
26%
FG PPA
2011 LTM
Innophos

Mexico Specialty Phosphates Growth Driven By Specialty Ingredients


38%
Specialty Ingredients
STPP & DG PPA
36%
26%
FG PPA

Specialty Ingredients (38%)

2006-2011 LTM: 17% CAGR

- Primary focus for Mexico
- Mexico manufacturing focused on ammonium and potassium phosphates sold globally
- US & Canada made products also sold in Mexico & South America

Food & Tech Grade PPA (26%)

2006-2011 LTM: 8% CAGR

- Strength of Mexico PPA manufacturing is key to global Specialty Ingredients
- Enables volume growth in differentiated end markets

STPP & Detergent Grade PPA (36%)

2006-2011 LTM: -7% CAGR

- Gradual diversification away from lower margin detergent products to continue.

Food Grade And Technical Grade Purified Phosphoric Acid

Food & Tech Grade PPA Applications

Cola Beverages



Water Treatment



Horticulture



Sauce



Metal Treatment



Paint




35%
Mexico
US &
Canada
65%

Innophos

Our Improved Food Grade PPA Capability Drives External PPA Sales Growth And Underpins Specialty Ingredients

Demand Growth	Emerging market growth drives demand for high purity phosphoric acid for beverages, water treatment, horticulture and specialty industrial applications
Product Range	Coatzacoalcos now a world leading food grade facility with further investment underway to increase flexibility to produce food, beverage and higher purity grades
Customer Relationships	Customers place high value on the reliability and quality of our supply chain – standards that Innophos' overall FG PPA network is well placed to satisfy

Sodium Tri-PolyPhosphate (STPP) And Detergent Grade Acid

Detergent Grade Applications

Automatic Dish Wash



Laundry Detergent



Industrial and Institutional Cleaning



Car Wash




27%
US & Canada
73%
Mexico

Detergent Grade Phosphates Provide Value In Plant Utilization Growth Focus Is On Higher Value Products

Demand Stabilizing	After significant declines in global market demand for phosphates, the remaining Latin American market demand is expected to stabilize
Key Account Focus	Our key account focus and the reliability of our supply chain are important to our success in this market
Competitive Cost Position	Integration of Coatzacoalcos facility provides leading cost position for the sizeable Mexico market
Value In Plant Utilization	Lower margin for Detergent Grade products but value in utilizing capacity at Coatzacoalcos

Mexico Specialty Phosphates Will Contribute Strongly To Growth At Improving Margins Through:

1. Building capability in Specialty Ingredients through ongoing investment
2. Enhanced food grade capability in Purified Phosphoric Acid enabling growth in third party PPA sales and supporting Specialty Ingredients
3. Increased presence in higher growth end markets and geographies supporting value differentiation and customer partnerships
4. Investing to improve cost efficiency and capability of Coatzacoalcos as a key component in the overall Innophos supply chain network

Recent successes show goals are achievable

Agenda

1	• Our Track Record And Our Goals
2	• US & Canada Specialty Phosphates • With focus on Specialty Ingredients
3	• Specialty Ingredients Growth Strategy
4	• Mexico Specialty Phosphates • With focus on PPA and Detergent Grade Products
5	• **GTSP & Other**
6	• Supply Chain
7	• Financial Plan
8	• Closing Remarks And Q&A



Abraham Shabot
Vice President and Director General for Innophos Latin America

Innophos

GTSP & Other
(Granular Triple Super Phosphate)



Mexico Specialty Phosphates
22%
65%
US & Canada Specialty Phosphates
13%

13% Of The Innophos Portfolio

REVENUE



18% CAGR
$ Millions
48
70
118
34
74
106
2006
2007
2008
2009
2010
2011 LTM

OPERATING INCOME



23% CAGR
6
25
72
(10)
5
16
2006
2007
2008
2009
2010
2011 LTM

Market Demand → GTSP is a widely used phosphate fertilizer, particularly in demand in Latin America; Innophos supplies just 4% of world demand which is growing at 2% per annum

Competitive Cost → Through Coatzacoalcos manufacturing scale and logistic capability, Innophos enjoys a competitive cost structure

Optimizes PPA Production → GTSP production from purification co-products provides value adding optimization of overall PPA network

Growth

- Moderate 2% p.a. volume growth in GTSP achievable through 2015
- Developing additional channels to market as alternatives to primary Latam destination
- Demand for GTSP expected to remain strong, Innophos represents only 4% of global supply

Margins

- OI Margins expected in 12-16% range
- Pricing follows other phosphate fertilizers e.g. DAP
- Quarterly results more variable vs. specialty phosphates from:
  - order pattern
  - lag between selling price changes and cost changes

Strong Cash Flow Generation

- Minor direct investment required to sustain business

Agenda

1. • Our Track Record And Our Goals
2. • US & Canada Specialty Phosphates
   • With focus on Specialty Ingredients
3. • Specialty Ingredients Growth Strategy
4. • Mexico Specialty Phosphates
   • With focus on PPA and Detergent Grade Products
5. • GTSP & Other
6. • **Supply Chain**
7. • Financial Plan
8. • Closing Remarks And Q&A



Louis Calvarin
Vice President Operations

Innophos

Our Robust And Competitive Supply Chain Is Key To Sustaining Our Strategic Advantage

Network Strength	Three Purified Phosphoric Acid source points feed six Specialty Ingredients manufacturing sites
Technology Leadership	Technology leader in Purified Phosphoric Acid production
Competitive Cost Base	Leading economies of scale in both Phosphoric Acid and Specialty Ingredients
Growth Potential	Opportunities for stepwise capacity increases

Innophos Has A World Leading Supply Chain To Deliver Phosphate Specialty Ingredients To Our Customers


Phosphate Rock & Sulfur
Merchant Grade Acid (MGA) (fertilizer)
Purified Phosphoric Acid (PPA)
Specialty Ingredients & STPP
Product Groups
Rock Supply
Merchant Grade Acid
Food Grade PPA
Specialty Phosphate Salts & Acids
Specialty Ingredients
Food Grade PPA
Detergent Grade PPA
Detergent Grade STPP
Detergent Grade STPP & PPA
Co-Product
GTSP & Other

Innophos Has A World Leading Supply Chain To Deliver Phosphate Specialty Ingredients To Our Customers



Phosphate Rock & Sulfur
Merchant Grade Acid (MGA) (fertilizer)
Purified Phosphoric Acid (PPA)
Specialty Ingredients & STPP
Product Groups
Rock Supply
Merchant Grade Acid
Food Grade PPA
Specialty Phosphate Salts & Acids
Specialty Ingredients
Food Grade PPA
Detergent Grade PPA
Detergent Grade STPP
Detergent Grade STPP & PPA
Co-Product
GTSP & Other
Rock Supply

Recent Developments

Vale's Bayóvar Mine (Peru)
Ma'aden's integrated fertilizer complex (Saudi Arabia)


Main Historical Exporters
New Exporters
New Mines

Projected Mine Expansions

Morocco
Algeria
Tunisia
Brazil
Saudi Arabia
Jordan
China



Main Historical Exporters
New Exporters
New Mines
Main Future Projects
Mine Expansions

Main New Projects (future)

Bayóvar phase II (Peru)
Wonarah & Paradise (Australia)
Sandpiper (Namibia)
Cabinda (Angola)
Innophos Baja California (Mexico)
Anbar (Iraq)

Innophos

Phosphate Rock Scarcity Is Not A Short Or Mid Term Prospect

The most recent phosphate rock world reserves estimate has been published by the International Fertilizer Development Center (IFDC, September 2010)

IFDC estimates world reserves to be 60 Billion tons of rock (recoverable phosphate rock concentrate)

World resources (as-is assay in situ) are estimated at 290 Billion tons (300 to 400 years of production at current rates) with potential resources reaching 460 Billion tons

Innophos

Innophos Has A World Leading Supply Chain To Deliver Phosphate Specialty Ingredients To Our Customers



Phosphate Rock & Sulfur
Merchant Grade Acid (MGA) (fertilizer)
Purified Phosphoric Acid (PPA)
Specialty Ingredients & STPP
Product Groups
Rock Supply
Merchant Grade Acid
Food Grade PPA
Specialty Phosphate Salts & Acids
Specialty Ingredients
Food Grade PPA
Detergent Grade PPA
Detergent Grade STPP
Detergent Grade STPP & PPA
Co-Product
GTSP & Other
PPA Network

Since 2006 We Have Expanded The Range Of PPA Grades Produced At Coatzacoalcos And Increased The Site's Rock Flexibility



Specialty Ingredients
Purified Phosphoric Acid
Phosphoric Acid Purification Process
Merchant Grade Acid
Wet Phosphoric Acid Process
Phosphate Rock
Mining & Beneficiation

Phosphate Rock Diversification

- Three major suppliers
- Additional sources qualified and new sources under review

Enhanced PPA capability

- Coatzacoalcos now the largest source of FG PPA in network
- Beverage Grade capability is our latest step

Coatzacoalcos
from Rock to PPA
& Specialty Ingredients

Innophos

Our Purified Phosphoric Acid (PPA) Supply Network Is Built On 3 Different Upstream Integration Levels


Specialty Ingredients
Purified Phosphoric Acid
Phosphoric Acid Purification Process
Merchant Grade Acid
Wet Phosphoric Acid Process
Phosphate Rock
Mining & Beneficiation
3
PCS Aurora
PPA Supply Contract
2
Geismar
from MGA to PPA
1
Coatzacoalcos
from Rock to PPA
& Specialty Ingredients
Innophos



Major Wet Process PPA Producers

Capacity	Producer
> 250	Potash Corp
> 150	Innophos, MX ICL
> 75	Emaphos Prayon Guizhou Wengfu Innophos, US Fosbrasil
< 25	Haifa Chemical

'000 t/y P2O5 Source: CRU

Innophos

Thermal Process PPA In China



Installed Thermal Process PPA capacity in China exceeds installed Wet-Process PPA capacity worldwide

Electrical Power and local Phosphate Rock costs are both on an inflationary trend

Innophos


Phosphate Rock & Sulfur
Merchant Grade Acid (MGA) (fertilizer)
Purified Phosphoric Acid (PPA)
Specialty Ingredients & STPP
Product Groups
Rock Supply
Merchant Grade Acid
Food Grade PPA
Specialty Phosphate Salts & Acids
Specialty Ingredients
Food Grade PPA
Detergent Grade PPA
Detergent Grade STPP
Detergent Grade STPP & PPA
Co-Product
GTSP & Other
Downstream Network



Phosphate Rock
Merchant Grade Acid
Purified Phosphoric Acid
Phosphoric Acid Food or Tech Grade
Water treatment, Beverages
Nutrients/Fertilizer
Sodium Phosphates
Poultry processing, Dairy
Cleaning and Phosphatization
Water treatment
Calcium Phosphates
Leavening/Flow conditioner
Abrasives for dentifrice
Pharmaceutical excipient
Suspension polymerization
Ceramics and Plaster set-up
Ammonium Phosphates
Flame retardant
Specialty fertilizer
Yeast nutrient
Potassium Phosphates
Specialty Fertilizer
Buffer, Corrosion inhibition
Balanced electrolyte drinks
Aluminum Phosphates
Leavening, Dairy
Binder for ceramics
Magnesium Phosphates
Fluoride stability agent, Buffer

Innophos Enjoys World Leading Economies Of Scale In Specialty Phosphates


Chicago Waterway, IL
Chicago Heights, IL
Mission Hills, Mexico
Pt. Maitland, Canada
Nashville, TN
Coatzacoalcos, Mexico

- Our Specialty Phosphate facilities are located close to key end markets
- Attractive returns have been achieved on multiple low cost debottlenecking investments in support of growth products
- World leading productivity drives a highly competitive cost base

Looking Ahead: Our Investment Plan Will Support Growth And Further Improve Efficiency

Supporting Specialty Ingredients Growth

- Debottlenecking projects to continue in US, Canada and Mexico
- New China Facility

Strengthening PPA Network

- Further upgrade to Coatzacoalcos PPA capability
- Further strengthen ability to process multiple sources of rock
- Cost and energy efficiency investment

Developing Future Options

- Evaluating Mexican mining concessions
- Staying at leading edge of PPA technology

Focus is on Specialty Ingredients and emerging market needs; Innophos will maintain and strengthen our cost position through continued investment in PPA capacity and flexibility

Well Positioned For Future Growth And To Be Competitive Under Foreseeable Raw Material Market Conditions

Leading capacity in PPA and phosphate salts Specialty Ingredients plants	→	Scale
Technology leader in PPA and innovative specialty salts	→	Technology
Sourcing phosphate at three different levels of the value chain with multiple rock capability and mining options	→	Flexibility

Innophos

Agenda

1 • Our Track Record And Our Goals

2 • US & Canada Specialty Phosphates
  • With focus on Specialty Ingredients

3 • Specialty Ingredients Growth Strategy

4 • Mexico Specialty Phosphates
  • With focus on PPA and Detergent Grade Products

5 • GTSP & Other

6 • Supply Chain

7 • **Financial Plan**

8 • Closing Remarks And Q&A



Neil Salmon
Vice President and
Chief Financial Officer

Innophos

Revenue & Operating Income By Reporting Segment

$ Millions except where stated	2006	2007	2008	2009	2010	LTM 2011	2006-11 CAGR %
Revenue							
US/Canada	347	356	525	501	495	516	8.7%
Mexico	147	153	292	132	145	172	3.4%
Specialty Phosphates	494	509	817	633	640	688	7.2%
GTSP & Other	48	70	118	34	74	106	18.2%
Total Revenue	542	579	935	667	714	794	8.4%
Operating Income							
US/Canada	18	14	115	126	101	104	44.7%
Mexico	22	15	112	18	10	15	-7.7%
Specialty Phosphates	40	29	227	144	111	119	25.8%
GTSP & Other	6	25	72	(10)	5	16	22.9%
Total Operating Income	46	54	299	134	116	135	25.4%
EPS	0.09	(0.08)	9.54	3.10	2.90	3.82	119.6%
ROIC	4.4%	5.9%	46.2%	19.6%	17.7%	19.6%	

Note: Schedule may not foot due to rounding.

Adjustments made in financials:
1) 2006 OI increased by $15m for Sponsor fees, EPS increased by $.48
2) 2007 OI increased by $6m for Pharma transaction, EPS increased by $.19
3) 2009 OI increased by $7m for supplier settlement dispute, EPS increased by $.23
4) 2010 OI increased by $21m for Mexican water duties, EPS increased by $.88 to also adjust $11m of debt refinancing charges
5) 2011 LTM OI decreased by $2m for Mexican water duties, EPS increased by $.05 to also adjust for translation expenses

Innophos

Strong Conversion Of Operating Income To Cash Flow; After Deleveraging Balance Sheet – Growth Investment And Cash Returns To Shareholders Increased

Cash Flow 2006 To 2011

$ Millions except where stated	2006	2007	2008	2009	2010	2011 LTM
Operating Income	46	54	299	134	116	135
Depreciation and Amortization	46	47	53	51	49	43
Capital Expenditure	(16)	(28)	(19)	(20)	(31)	(36)
Mvmt in Working Capital	15	(10)	(118)	69	(6)	(34)
Adjustments	(15)	(6)	-	(7)	(21)	2
Other	6	3	7	2	2	3
Operating Cashflow	82	60	222	229	109	113
Interest	(43)	(39)	(33)	(25)	(30)	(7)
Tax	(14)	(8)	(65)	(50)	(34)	(24)
Dividends	-	(13)	(14)	(14)	(15)	(19)
Share Buybacks	-	-	-	-	-	(6)
Other	-	(1)	2	3	(2)	3
Cashflow Excluding Debt Changes	25	(1)	112	143	28	60
EBITDA	93	102	349	186	165	180
Net Debt	368	369	257	114	85	55

ote: Schedule may not foot due to rounding.

Innophos

The Presentations Have Clarified How We Will Achieve Our Goals – To Recap:

Grow At Double The Market Rate

- Innovation:
  - In Specialty Ingredients, aligned to industry trends
- Geographic expansion
  - In growth economies
- Improved Mexico capability
- Acquisitions
  - Targeted to same goals

Improve Margins Per Ton

- Growth favorable to mix
- Pricing to offset RM inflation
- Investing to improve productivity
- Margin volatility substantially reduced

Build On Our Strategic Position

- Innovation, acquisitions enhancing product differentiation
- Further strengthening supply chain network
- Positioned to benefit from new rock sources

Investment Objectives:

Supporting growth and strengthening strategic advantage

Cash returns to shareholders also expected to improve

Innophos

Industry Forecasts For Key Raw Materials Suggest Some Price Moderation After Mid-2012

Phosphate Rock Price Trend and Forecast



$ / t
$350
$300
$250
$200
$150
$100
$50
$0
High Projection
Low Projection
Customs data (all Morocco rock exports)
Q1/06
Q2/06
Q3/06
Q4/06
Q1/07
Q2/07
Q3/07
Q4/07
Q1/08
Q2/08
Q3/08
Q4/08
Q1/09
Q2/09
Q3/09
Q4/09
Q1/10
Q2/10
Q3/10
Q4/10
Q1/11
Q2/11
Q3/11
Q4/11
2012
2013
2014
2015
Sources: CRU Outlook Sep. 2011 - Fertecon Research Outlook Oct. 2011 - Customs Data (from GTIS) - Innophos

Sulfur Price Trend and Forecast



CRU Outlook August 2011
$ / t
$700
$600
$500
$400
$300
$200
$100
$0
CRU price forecast (Vancouver fob high)
CRU price forecast (Vancouver fob low)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

- OI growth objective achievable in inflationary or deflationary raw material environment, although some short term quarterly variation possible
- Sharp increases in RM costs may temporarily favor GTSP margins
- Sharp decreases in RM costs may temporarily disadvantage GTSP margins but may favor Specialty Phosphate margins where pricing adjustments historically more gradual

Innophos

The Goals Through 2015 Can Be Translated Into Illustrative Financial Targets As Follows:

	2011 LTM ($ Millions)	GOALS	2015 ($ Millions)
SPECIALTY PHOSPHATES			
Revenue:	688	4-6% Volume Growth +Cost Growth < Volume Growth +Favorable Mix Trends +Prices Minimally Offsetting Raw Material Cost Changes = 7-10% OI Growth	850-925
Operating Income:	119		156-175
GTSP & OTHER			
Revenue:	106	~2% Volume Growth	115-125
Operating Income:	16	Margins Expected In 12-16% Range	14-20
TOTAL COMPANY			
Revenue:	794		965-1,050
Operating Income:	135		170-195

1.) 2015 Revenue assumes 2011 Average Pricing for illustration.
2.) 2015 Expectations projected from 2011 estimate including fourth quarter expectation as outlined in Q3 2011 earnings release
3.) Expected Revenue and OI Contribution from Kelatron Included in 2015, no other acquisitions included.

Innophos

Capital Allocation Priority To Growth With Improving Cash Returns To Shareholders Also Targeted

Capital Allocation To:		Comment	Return
Capital Expenditure			
Sustaining Expense	$20M p.a.	Maintenance level of capital expenditure 0.5 x D&A	
Growth Investment	$20M p.a.	Growth investment expected similar to sustaining level	ROIC improving to >20% by 2015
Acquisitions			
Several "bolt-ons" targeted	Sub $50M each	Larger projects not ruled out, most opportunities in this range	Earnings accretive Minimally cover cost of capital (est. 12%) Meeting strategic growth objectives
Dividend		Anticipate dividend rate to increase commensurate with OI Growth (subject to BoD approval)	
Share Repurchase	$6-7M p.a.	Base level, accelerated repurchase to be evaluated opposite other priorities	

Innophos

2012 Volume Growth Expected In Line With 2015 Targets. 2012 OI Growth Expected In Mid Single Digits

- Expected continued "above market" growth through product innovation and success in higher growth geographies
- Some "catch-up" in raw material cost expected into 1H2012, expected to be offset by further selling pricing improvement
- Market raw material costs may start to decline 2H2012, limited impact
- Headwinds vs 2011 results will limit 2012 OI growth moderately below 2015 average growth expectations
  - 2011 included benefits of Specialty Phosphate price increases achieved ahead of cost increase, no similar benefit expected in 2012
  - GTSP margins advantaged in 2H11, expected to return to trend rate in 2012
  - Increased activity in evaluation of Mexican mining concessions, leading to $3-4 million additional expense in 2012.

Innophos

Agenda

1. Our Track Record And Our Goals
2. US & Canada Specialty Phosphates
   - With focus on Specialty Ingredients
3. Specialty Ingredients Growth Strategy
4. Mexico Specialty Phosphates
   - With focus on PPA and Detergent Grade Products
5. GTSP & Other
6. Supply Chain
7. Financial Plan
8. **Closing Remarks And Q&A**



Randolph Gress
Chairman of the Board, Chief Executive Officer, President and Director

Innophos

Our Track Record Is Impressive, But Our Focus Is On The Future; Today You Heard How:

1. We will deliver growth through product innovation and geographic expansion, organically and through acquisition
2. We will maintain and improve our margins through the value of our products and the strength of our business mix
3. We will strengthen our already attractive strategic position particularly by continuing to enhance our industry leading supply chain
4. We will continue to generate strong cash flow that will support growth investment as well as cash returns to shareholders

All Of Which We Believe Creates A Compelling Case For Investing In Innophos

Innophos